SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    _________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2007

                 Trust Certificates (TRUCs), Series 2001-4 Trust
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


            New York                    333-58504-04             13-7307257
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission           (I.R.S. employee
         incorporation)                 file number)         identification no.)

c/o U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, New York                                              10005
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code: (212)-272-9422
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01 Other Events.
=======================

On February 15, 2007 a distribution was made to the holders of certificates issued by the Trust Certificates (TRUCs), Series 2001-4 Trust (the "Trust") in connection with termination of the Trust under the terms of the Trust Agreement. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

Item 9.01    Financial Statements, Pro-Forma Financial Information and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits.

             99.1 Trustee's Report in respect of the February 15, 2007 Distribution Date





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

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Trust Certificates (TRUCs), Series 2001-4 Trust
                                 By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2001-4 Trust


                                 By:  /s/ David J. Kolibachuk
                                      -----------------------
                                 Name:    David J. Kolibachuk
                                 Title:   Vice President


Dated: February 15, 2007



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

                                  EXHIBIT INDEX

Exhibit                                                                     Page
-------                                                                     ----
99.1       Trustee's Report in respect of the February 15, 2007
           Distribution Date                                                  5




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